================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                          BRANTLEY CAPITAL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                          BRANTLEY CAPITAL CORPORATION
                      20600 Chagrin Boulevard, Suite 1150
                             Cleveland, Ohio 44122

                                                                  March 27, 1997

Dear Stockholders:

     You are cordially invited to attend the annual meeting of stockholders of Brantley Capital Corporation (the "Company") to be held on Thursday, April 24, 1997 at 11:00 a.m., at the Cleveland Marriott East, 3663 Park East Drive, Beachwood, Ohio, for the following purposes:

     1. To elect one (1) director for a three-year term expiring in 2000;

     2. To ratify the designation of Ernst & Young LLP as the independent auditors of the Company; and

     3. To consider and take action upon such other matters as may properly come before the meeting or any adjournment thereof.

     The holders of record of shares of common stock at the close of business on March 21, 1997, will be entitled to receive notice of and vote at the meeting.

     IT IS IMPORTANT TO YOUR INTERESTS THAT ALL STOCKHOLDERS PARTICIPATE IN THE AFFAIRS OF THE COMPANY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. ACCORDINGLY, WE URGE YOU PROMPTLY TO FILL OUT, SIGN AND RETURN THE ENCLOSED PROXY EVEN IF YOU PLAN TO ATTEND THE MEETING. YOU HAVE THE OPTION TO REVOKE IT AT ANY TIME PRIOR TO THE MEETING, OR TO VOTE YOUR SHARES PERSONALLY ON REQUEST IF YOU ATTEND THE MEETING.

                                            By order of the Board of Directors,

                                            ROBERT P. PINKAS
                                            Chairman of the Board, Chief
                                            Executive Officer and Treasurer

                          BRANTLEY CAPITAL CORPORATION

                                 March 27, 1997

                                PROXY STATEMENT

                              GENERAL INFORMATION

     The proxy which accompanies this statement is solicited by the Board of Directors of Brantley Capital Corporation (the "Company") for use at the 1997 Annual Meeting of the Stockholders of the Company to be held April 24, 1997, or at any adjournment thereof. This proxy statement was first mailed on March 27, 1997 to stockholders of record on March 21, 1997.

     Any stockholder giving a proxy for the meeting may revoke it before it is exercised by giving a later dated proxy, by giving notice of revocation to the Company in writing or in the open meeting. However, the mere presence at the meeting of the shareholder granting a proxy does not revoke the proxy. Unless revoked by notice as above stated, the shares of Common Stock represented by valid proxies will be voted on all matters to be acted upon at the meeting. On any matter or matters with respect to which the proxy contains instructions for voting, such shares will be voted in accordance with such instructions. Abstentions will be deemed to be present for the purpose of determining a quorum for the meeting, but will be deemed not voting on the issues or matters as to which abstention is applicable. Brokers who have not received voting instructions from beneficial owners generally may vote in their discretion with respect to the election of directors and the ratification of the auditors.

     The cost of solicitation of proxies in the form accompanying this statement will be borne by the Company. Proxies will be solicited by mail or by telephone or personal interview with an officer or regular employee of the Company or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such brokers, custodians, nominees or fiduciaries, each of whom will be reimbursed by the Company for their expenses in so doing.

OUTSTANDING SHARES OF COMMON STOCK AND VOTING RIGHTS

     The record date for determination of stockholders entitled to vote at the 1997 Annual Meeting is March 21, 1997. As of March 21, 1997, the outstanding voting securities of the Company consisted of 3,810,535 shares of common stock, par value $.01 per share (the "Common Stock"). Each share of Common Stock (exclusive of treasury shares) has one vote. The Company held no Common Stock in its treasury on the record date. The presence, in person or by proxy, of the holders of a majority of the Common Stock of the Company outstanding and entitled to be cast shall constitute a quorum for the purposes of the Annual Meeting.
                             ELECTION OF DIRECTORS

     The Company's Articles of Incorporation currently provide for a board of directors of not less than five (5) and not more than seven (7) directors, as fixed from time to time by the Board of Directors. Pursuant to the Articles of Incorporation, the directors are divided into three (3) classes, with each director serving a three (3) year term and one class being elected by the Company's shareholders annually. The Board of Directors presently consists of five (5) members, divided into three (3) classes. The directors in each class are elected for terms of three (3) years, so that the term of office of one class of directors expires in each year. The term of office of Richard Moodie will expire on the day of the 1997 Annual Meeting, upon the election of his successor.

     Proxies solicited hereunder granting authority to vote on the election of directors will be voted for the election of Richard Moodie to serve for a three-year term ending in 2000 and until his successor is elected. Richard Moodie currently serves as a director of the Company.

     The nominee shall be elected upon the vote of the holders of a majority of the shares of Common Stock entitled to vote and represented at the Annual Meeting. Although the Company does not contemplate that the nominee will be unavailable for election, if a vacancy should be occasioned by death or other unexpected occurrence, it is currently intended that the proxies will be voted for the election of such other person as the Board may recommend.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE ELECTION OF RICHARD MOODIE TO SERVE FOR A THREE-YEAR TERM ENDING IN 2000.

     The following information was furnished to the Company by the nominee and each director or executive officer currently serving and sets forth the name, age, principal occupation or employment of each such person and the period during which he has served as a director or executive officer of the Company. Except as otherwise noted below, each director (including the nominee) or executive officer has held his principal occupation or employment for at least five (5) years.

NOMINEE FOR A TERM EXPIRING IN 2000

RICHARD MOODIE, 48, a director of the Company, is the Founder, President and Chief Executive Officer of KraftMaid Cabinetry, Inc. He has over 27 years of experience in growing and managing a manufacturing and marketing business. Mr. Moodie founded KraftMaid Cabinetry in 1969, thereafter growing the business until it was the largest semi-custom kitchen-at-a-time manufacturer in the United States. KraftMaid is the second largest cabinet manufacturer in the country. In 1990, Mr. Moodie sold his majority interest to Masco Corporation of Taylor, Michigan, a $5 billion home furnishing and building materials company. Mr. Moodie holds a limited partnership interest in "BVP III" (as defined below). Mr. Moodie has been a director of the Company since its formation in 1996.

DIRECTORS WHOSE TERMS EXPIRE IN 1998

L. PATRICK BALES, 54, a director of the Company, is a partner with the firm of Donahue/Bales Associates, an executive search consulting firm that services smaller growth companies as well as major corporations in both the private and public sector. The firm conducts executive search assignments both domestically and internationally and has affiliate offices in London and Tokyo. Previously, Mr. Bales was employed with Paul R. Ray & Company from 1981 to 1983 in their Chicago office and was on the professional staff of two other search firms in the Chicago area from 1975 to 1981. He spent five years with Weber Marking Systems prior to embarking upon his career in executive search. Mr. Bales has been a director of the Company since its formation in 1996.

BENJAMIN F. BRYAN, 43, a director of the Company, is Executive Vice President of
     The Tower Properties Company, a Kansas City, Missouri based developer, owner and manager of real estate. Mr. Bryan functions as chief operating officer and is directly responsible for acquisitions. Tower Properties is a publicly owned corporation specializing in commercial office, multi-family, parking and industrial properties. Mr. Bryan joined Tower Properties in 1991 and has served as a director since 1993. He also serves as Vice President and Director of the Downtown Redevelopment Company, a subsidiary of Tower Properties. From 1980 to 1991, Mr. Bryan held a series of public policy and public administration positions, including Executive Assistant to the Mayor of Cleveland, Public Affairs Manager with the Denver Chamber of Commerce and Executive Director of the Metro Denver Transportation Development Commission. Mr. Bryan has been a director of the Company since its formation in 1996.

DIRECTORS WHOSE TERMS EXPIRE IN 1999

ROBERT P. PINKAS, 43, is Chairman of the Board, Chief Executive Officer,
     Treasurer and a director of the Company and Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Treasurer and a manager of Brantley Capital Management, L.L.C., which serves as the Investment Advisor to the Company (the "Investment Advisor"). Mr. Pinkas was the founding partner of Brantley Venture Partners, L.P. ("BVP I"), a venture capital fund started in 1987. Mr. Pinkas led the formation of Brantley Venture Partners II, L.P. ("BVP II") and Brantley Venture Partners III, L.P. ("BVP III") and serves as a general partner of the general partners of BVP I, BVP II and BVP III. BVP I, BVP II and BVP III have made venture capital investments similar to the investments to be made by the Company in private companies. From 1981 to 1987, Mr. Pinkas was active in venture capital management and financing as a founding director and investor in seven early-stage companies. He serves on the boards of directors of several portfolio companies in which BVP I, BVP II and BVP III have invested, including Gliatech, Inc., Pediatric Services of America, Inc., Medirisk, Inc., Quad Systems Corporation and Waterlink, Inc. Mr. Pinkas is an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940. Mr. Pinkas has been a director of the Company since its formation in 1996.

MICHAEL J. FINN, 47, is President and a director of the Company and is President and a manager of the Investment Adviser. Mr. Finn also serves as a general partner of the general partners of BVP II and BVP III. From 1987 to 1995, Mr. Finn served as portfolio manager and vice president of the Venture Capital Group of Sears Investment Management Company ("SIMCO") in Chicago. In this capacity, Mr. Finn managed the development of a $150 million portfolio of private equity investments, including the investment of over $24 million directly in 25 operating companies. From 1983 to 1987, he led the development of a $250 million venture capital program for the State of Michigan Department of Treasury as its deputy director. In 1982, Mr. Finn founded and served as president of the Michigan Certified Development Corporation, a small business development corporation which financed over $50 million of investments in six companies in Michigan during the period 1982 to 1984. In 1976, he launched the Forward Development Corporation, an entity sponsored by the U.S. Small Business Administration for small business financing. He currently serves on the board of directors of Rhomas Group, Inc., Meridisk, Inc. Pediatric Services of America, Inc. and Silvon Software. Mr. Finn is an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940. Mr. Finn has been a director of the Company since its formation in 1996.

EXECUTIVE OFFICERS

PAUL H. CASCIO, 35, serves as Vice President and Secretary of the Company and as
     Vice President and Secretary of the Investment Adviser. Mr. Cascio also serves as a general partner of the general partners of BVP II and BVP III. Prior to joining BVP II and BVP III in May, 1996, Mr Cascio was a managing director and head of the industrial manufacturing and services group in the corporate finance department at Dean Witter Reynolds Inc. Before joining Dean Witter in December, 1987, Mr. Cascio was employed in the corporate finance department at E.F. Hutton & Company.

JAMES R. BERGMAN, 54, is Vice President of the Company and Vice President of the
     Investment Adviser. Mr. Bergman also serves as a general partner of the general partner of BVP III. Mr. Bergman is a founder and general partner of DSV Partners III and IV and their predecessors. The DSV entities provide capital management assistance to emerging companies whose focus is primarily in technologies associated with electronics, communications, biotechnology and health care. Over the past 27 years Mr. Bergman has served DSV in several capacities. He was Vice President and Treasurer of Data Science Ventures and later a co-founder and general partner of DSV Associates, DSV Partners III and DSV Partners IV. He has been involved in the early funding of a number of technology companies, led investments in data communications, semiconductors, computer peripherals and advanced technology areas, and most recently, focused on investments involving consolidation strategies in various technology-based industries. Mr. Bergman has served on the boards of more than 30 companies, including Quad Systems and Maxim Integrated Products. He was also a director of the National Venture Capital Association from 1985 to 1990.

TAB A. KEPLINGER, 36, serves as Vice President and Chief Financial Officer of the Company. Prior to joining the Company, Mr. Keplinger was Vice President and Chief Financial Officer of Victoria Financial Corporation. Before joining Victoria Financial Corporation in 1990, Mr. Keplinger was a senior audit manager-manufacturing and service sectors for KPMG Peat Marwick.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the officers and directors of the Company and persons who beneficially own more than 10% of the Common Stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and 10% stockholders are also required by the rules promulgated by the SEC to furnish to the Company copies of all Section 16(a) reports they file.

     Based solely upon a review of the copies of such forms furnished to the Company, the Company believes that each of its officers and directors complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended December 31, 1996. As of the date of this Proxy Statement, the Company had no 10% stockholders.

STOCK OWNERSHIP OF OFFICERS AND DIRECTORS

     The following table sets forth as of March 21, 1997, the number of shares of Common Stock of the Company beneficially owned by each director, nominee for director, officer and all directors and officers as a group, according to information furnished to the Company by such persons:

                                                                          AMOUNT AND
                                                                          NATURE OF
                                                                          BENEFICIAL     PERCENT
                                 NAME                                    OWNERSHIP(1)    OF CLASS
-----------------------------------------------------------------------  ------------    --------
Robert P. Pinkas.......................................................    40,909.50          1%
Michael J. Finn........................................................     4,500              *
Tab A. Keplinger.......................................................       750              *
Paul H. Cascio.........................................................    10,000              *
James R. Bergman.......................................................         0              *
L. Patrick Bales.......................................................         0              *
Benjamin F. Bryan......................................................     1,250              *
Richard Moodie.........................................................     1,000              *
All Directors and Officers as a Group..................................    58,409.5        1.53%

---------------

* Shares owned are less than one percent of class.

(1) Each of the persons named in the above table has sole voting and investment power with respect to the shares indicated as beneficially owned.

ORGANIZATION AND COMPENSATION OF THE BOARD OF DIRECTORS

     The Company's Board of Directors held one regularly scheduled meeting during the last fiscal year. The standing committees of the Board of Directors include the Audit Committee, the Compensation Committee and the Nominating Committee.

     The functions of the Audit Committee are to make recommendations to the Board of Directors concerning selection of independent public accountants, to oversee the Company's accounting methods and to implement and review the audit and findings of the Company's independent public accountants for the purpose of reporting to the Board of Directors. The Audit Committee, currently composed of Messrs. Bales, Bryan and Moodie, held no formal meetings separate from Board meetings during 1996.

     The function of the Compensation Committee is to assist the Board of Directors in evaluating and recommending compensation of the senior executives of the Company and to administer the Company's Stock Option Plan in accordance with the terms thereof, including the designation of which officers and employees of the Company shall receive stock options, and the number of shares which should be subject to each option so granted. The Compensation Committee, currently composed of Messrs. Bales, Bryan and Moodie, held one meeting during 1996 in conjunction with a Board meeting.

     The function of the Nominating Committee is to recommend candidates for the Board of Directors. The Nominating Committee, currently composed of Messrs. Pinkas*, Finn* and Bales, held no formal meetings separate from Board meetings during 1996.

     Each director who is not an officer or an employee of the Company receives a monthly fee of $500 and an attendance fee of $1,000 for each Board and committee meeting attended.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

     The goals of the Company's compensation program are to attract, retain and motivate competent executive officers who have the experience and ability to contribute materially to the success of the company's venture capital investment activities. The individual judgments made by the Compensation Committee are subjective and are based largely on the Committee's perception of each executive's contribution to the Company's performance and the long-term growth potential of the Corporation. The only element of compensation for executive officers by the Company is stock options granted under the Stock Option Plan. During the year ended December 31, 1996, the officers of the Company were compensated solely by virtue of their employment with the Investment Adviser.

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation for the Company's executive officers. Since its organization in 1996, the Company has not paid annual compensation to its executive officers, whose services to the Company are provided by the Investment Adviser.

                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM
                                                                           COMPENSATION
                                                       ANNUAL              ------------
                                                    COMPENSATION            SECURITIES
         NAME & PRINCIPAL                     ------------------------      UNDERLYING       ALL OTHER
             POSITION                YEAR     SALARY ($)     BONUS ($)     OPTIONS (#)      COMPENSATION
-----------------------------------  ----     ----------     ---------     ------------     ------------
Robert P. Pinkas                     1996        0             0              225,000           0
Chairman, CEO &                      1995       N/A           N/A                 N/A          N/A
Treasurer                            1994       N/A           N/A                 N/A          N/A
Michael J. Finn                      1996        0             0               75,000           0
President                            1995       N/A           N/A                 N/A          N/A
                                     1994       N/A           N/A                 N/A          N/A
Tab A. Keplinger                     1996        0             0                    0           0
Chief Financial                      1995       N/A           N/A                 N/A          N/A
Officer                              1994       N/A           N/A                 N/A          N/A
Paul H. Cascio                       1996        0             0               25,000           0
Vice President &                     1995       N/A           N/A                 N/A          N/A
Secretary                            1994       N/A           N/A                 N/A          N/A
James R. Bergman                     1996        0             0               25,000           0
Vice President                       1995       N/A           N/A                 N/A          N/A
                                     1994       N/A           N/A                 N/A          N/A

---------------

*Indicates an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The following table sets forth the compensation of the Company's directors, none of whom are employees of the Company. No information has been provided with respect to executive officers of the Company (other than those who also serve as directors) since none of them receives aggregate compensation from the Company in excess of $60,000.

ADDITIONAL COMPENSATION INFORMATION

                         ADDITIONAL COMPENSATION TABLE

                                                             PENSION OR                                      TOTAL
                                        AGGREGATE        RETIREMENT BENEFITS     ESTIMATED ANNUAL      COMPENSATION FROM
         NAME OF PERSON &             COMPENSATION       ACCRUED AS PART OF       BENEFITS UPON         COMPANY PAID TO
            POSITION(1)              FROM COMPANY(2)      COMPANY EXPENSES          RETIREMENT            DIRECTORS(2)
-----------------------------------  ---------------     -------------------     ----------------     --------------------
Robert P. Pinkas,
Director...........................          -0-             None                   None                         -0-
Michael J. Finn,
Director...........................          -0-             None                   None                         -0-
L. Patrick Bales,
Director...........................      $10,000             None                   None                    $ 10,000
Benjamin F. Bryan,
Director...........................      $10,000             None                   None                    $ 10,000
Richard Moodie,
Director...........................      $10,000             None                   None                    $ 10,000

---------------
(1) Compensation consists of amounts received for service as a director.

(2) Since 1996 did not involve a full year of service, estimates of 1997 payments have been provided. These estimates do not include any stock options which may be granted to disinterested directors under a stock option plan which was approved by the Company in 1996 but is being submitted to the Securities and Exchange Commission for approval before any grants are made thereunder.

STOCK OPTIONS

     For the purpose of providing officers and employees who have substantial responsibility for the management of the Company with additional incentives to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to attract and retain executive personnel of outstanding ability, the Company adopted the 1996 Stock Option Plan (the "Stock Option Plan").

     The Stock Option Plan authorizes the issuance of options to purchase up to 1,175,000 shares of Common Stock to officers and employees of the Company, with the maximum amount that any one officer or employee may be awarded in any given fiscal year to be fixed at options for 400,000 shares of Common Stock (subject to certain adjustments). The Compensation Committee of the Board of Directors administers the Stock Option Plan, and determines the executive and other officers of the Company who are eligible to participate in the Stock Option Plan. Messrs. Pinkas, Finn, Cascio and Bergman are currently eligible to participate in the Stock Option Plan.

     Options granted under the Stock Option Plan are exercisable at a price not less than the greater of (i) the current market value (as defined in the Stock Option Plan) on the date of option grant and (ii) the current net asset value of the shares of Common Stock. No option may be exercised more than ten (10) years after the date on which it is granted. Options are not transferable except for disposition by will or intestacy. The number of shares of Common Stock available for options, the number of shares of Common Stock subject to outstanding options and related exercise prices will be adjusted for changes in outstanding shares of Common Stock such as stock splits or combinations of shares of Common Stock.

     Options to purchase 225,000, 75,000, 25,000 and 25,000 shares of Common Stock at $10.00 per share (the "Option Shares") were granted to Messrs. Pinkas, Finn, Cascio and Bergman, respectively, during the fiscal year ended December 31, 1996. These options become exercisable as to one-third of the Option Shares in December 1997, as to an additional one-third of the Option Shares in December 1998, and as to the remaining one-third of the Option Shares in December 1999.

OPTION GRANTS, EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth information regarding the grants of stock options to each of the officers of the Company under the Stock Option Plan during the fiscal year ended December 31, 1996:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                      POTENTIAL REALIZABLE
                                NUMBER OF                                            VALUE AT ASSUMED ANNUAL
                                SECURITIES   % OF TOTAL                                RATE OF STOCK PRICE
                                UNDERLYING    OPTIONS                                   APPRECIATION FOR
                                 OPTIONS     GRANTED TO   EXERCISE OF                      OPTION TERM
                                 GRANTED     EMPLOYEES    BASE PRICE    EXPIRATION   -----------------------
             NAME                  (#)        IN 1996       ($/SH)         DATE        5%($)        10%($)
------------------------------  ----------   ----------   -----------   ----------   ----------   ----------
Robert P. Pinkas..............    225,000       66.67%      $ 10.00     10/29/2006    1,415,250    3,586,500
Michael J. Finn...............     75,000          20%      $ 10.00     10/29/2006      471,750    1,195,500
Tab A. Keplinger..............       None          N/A          N/A            N/A          N/A          N/A
Paul H. Cascio................     25,000        6.67%      $ 10.00     10/29/2006      157,250      398,500
James R. Bergman..............     25,000        6.67%      $ 10.00     10/29/2006      157,250      398,500

     Shown below is information with respect to the exercise of stock options during the fiscal year ended December 31, 1996 to purchase the Company's Common Stock by the executive officers named in the Summary Compensation Table and information with respect to unexercised stock options at December 31, 1996 for said executive officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                               SHARES
                              ACQUIRED                                                  VALUE OF UNEXERCISED IN
                                 ON        VALUE         NUMBER OF UNEXERCISED            THE MONEY OPTIONS AT
           NAME               EXERCISE    REALIZED        OPTIONS AT YEAR-END             FISCAL YEAR-END ($)
---------------------------   --------    --------    ----------------------------    ----------------------------


                                                      EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE

Robert P. Pinkas...........       0          N/A           0            225,000            0               0
Michael J. Finn............       0          N/A           0             75,000            0               0
Tab A. Keplinger...........       0          N/A           0                  0            0               0
Paul H. Cascio.............       0          N/A           0             25,000            0               0
James R. Bergman...........       0          N/A           0             25,000            0               0

     The following graph compares the Company's cumulative total stockholder return since the consummation of the Company's initial public offering on December 3, 1996 (based on the market price of the common stock and assuming reinvestment of all dividends and tax credits on retained long-term capital gains) with the NASDAQ Composite Index and with the Wilshire Small Capitalization Index. These indices have been chosen by the Company. The graph has been prepared by the Company and the cumulative total stockholder return contained therein is based upon only twenty-two (22) business days in 1996.

        MEASUREMENT PERIOD    COMPARATIVE RETURNS
      (FISCAL YEAR COVERED)              BRANTLEY             NASDAQ             WILSHIRE
12/3/96                                            100                 100                 100
12/4/96                                          97.56               99.74              100.13
12/5/96                                          97.56               99.98              100.27
12/6/96                                          97.56               99.03               99.23
12/9/96                                          98.78              101.23              100.89
12/10/96                                         97.56              101.94              100.82
12/11/96                                         97.56              100.68               99.76
12/12/96                                         98.78               99.85               99.04
12/13/96                                         97.56               98.83               98.62
12/16/96                                         97.56               96.99                97.3
12/17/96                                         97.56               97.40               97.16
12/18/96                                         97.56               98.86               98.23
12/19/96                                         97.56               99.67               99.61
12/20/96                                         97.56               99.11               99.93
12/23/96                                         97.56               98.41               99.61
12/24/96                                         97.56               99.04               99.81
12/26/96                                         98.78               99.57              100.48
12/27/96                                         97.56               99.33              100.65
12/30/96                                         97.56               99.05               100.5

                      RATIFICATION OF SELECTION OF AUDITOR

     The accounting firm of Ernst & Young LLP has been the Company's independent accountants and auditors and has audited the accounts of the Company since the formation of the Company. The Board of Directors has chosen Ernst & Young LLP to audit the accounts of the Company for the fiscal year ending December 31, 1997, subject to the approval of the shareholders for which the affirmative vote of a majority of the Common Shares present and voting at the Annual Meeting (in person or by proxy) is required. Ernst & Young LLP has advised the Company that neither the firm nor any of its members or associates has any direct or indirect financial interest in the Company or any of its affiliates other than as auditors.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting of Shareholders with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

               SHAREHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING

     Any shareholder who is the record or beneficial owner of at least 1% or $1,000 in market value of Common Shares of the Company entitled to be voted at the 1998 Annual Meeting of Shareholders and who has held such Shares for at least one year may present a proposal at the 1998 Annual Meeting. A shareholder who intends to present a proposal at the 1998 Annual Meeting of Shareholders, and who wishes to have the proposal included in the Company's proxy statement and form of proxy for that meeting, must deliver the proposal to the Company by November 27, 1997.

                                 OTHER MATTERS

     The management does not know of any other matters which will come before the meeting. In case any other matter should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     Please sign, date and return the proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States. A prompt return of your proxy will save the expense of further mailings.

                                        By order of the Board of Directors

                                        ROBERT P. PINKAS, Chairman of the Board,
                                        Chief Executive Officer and Treasurer

March 27, 1997


                                        BRANTLEY CAPITAL CORPORATION

                                                    PROXY

        This Proxy is Solicited on Behalf of the Board of Directors of Brantley Capital Corporation

The undersigned hereby appoints Robert P. Pinkas and Michael J. Finn, and each of them, the proxies of the undersigned, with full power of substitution, to vote all Common Stock of Brantley Capital Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Brantley Capital Corporation, to be held April 24,
1997, and at any adjournments thereof.

IF NO INSTRUCTION IS INDICATED, AUTHORITY IS GRANTED TO CAST THE VOTE OF THE UNDERSIGNED FOR
THE ELECTION OF THE NOMINEE FOR DIRECTOR AND FOR THE SELECTION OF THE AUDITORS.

------------------------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
------------------------------------------------------------------------------------------------
NOTE: THE SIGNATURE(S) ON THIS PROXY SHOULD CORRESPOND WITH THE NAME(S) IN WHICH YOUR
STOCK IS REGISTERED. WHEN STOCK IS REGISTERED JOINTLY IN THE NAMES OF TWO OR MORE PERSONS.
ALL SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR
GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. A PROXY GIVEN BY A CORPORATION SHOULD BE
SIGNED IN THE CORPORATE NAME BY THE CHAIRMAN OF ITS BOARD OF DIRECTORS, ITS PRESIDENT, VICE
PRESIDENT, SECRETARY OR TREASURER
-------------------------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                                  DO YOU HAVE ANY COMMENTS?
_____________________________________________       _____________________________________________

_____________________________________________       _____________________________________________

_____________________________________________       _____________________________________________






[x] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


                                                                                                                        Withhold
----------------------------                                                                                For       Authority to
BRANTLEY CAPITAL CORPORATION                                                                              Nominee   Vote for Nominee
----------------------------                         1. Election of Richard Moodie as a Director.           [ ]           [ ]

                                                                                                    For     Against    Abstain
    RECORD DATE SHARES:                              2. Ratification of the election of Ernst &     [ ]     [ ]           [ ]
                                                        Young L.L.P. as auditors for the Fiscal
                                                        year ending December 31, 1997.

                                                     3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                                            -------
Please be sure to sign and date this Proxy.   Date      Mark box at right if an address change or comment has             [ ]
---------------------------------------------------     been noted on the reverse side of this card.


--Stockholder sign here------Co-owner sign here----

    DETACH CARD                                                                                                    DETACH CARD
